UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported:  March 12, 2020

General Moly, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1726 Cole Blvd., Suite 115
Lakewood, CO 80401
(Address of principal executive offices, including zip code)

(303) 928-8599
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GMO	NYSE American and Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed, on September 12, 2019, General Moly, Inc. (the “Company”) received a letter (the “Letter”) from the NYSE American LLC (the “NYSE American”) indicating that the NYSE American had determined, pursuant to Section 1003(f)(v) of the NYSE American Company Guide, that the Company’s common stock had been selling for a low price per share for a substantial period of time.  Accordingly, the Letter stated that the Company must demonstrate sustained price improvement or effect a reverse stock split of its common stock by no later than March 12, 2020, in order to maintain the listing of the Company’s common stock on the NYSE American.

On March 12, 2020, the Company was advised by the NYSE American that the price deficiency had not been cured by the end of the six-month period, but that the NYSE American has granted the Company additional time until its 2020 Annual Meeting of Stockholders to implement a reverse stock split.  The Company plans to seek shareholder approval of a reverse stock split proposal at its 2020 Annual Meeting of Stockholders.  In the interim, the Company’s common stock remains listed on the NYSE American, under the trading symbol “GMO”, subject to the Company’s compliance with other continued listing requirements and subject to the trading price remaining above a required $0.06 minimum per share.  The NYSE American has added the designation of “.BC” to indicate that the Company is below compliance with the listing standards set forth in the Company Guide.

A copy of the Company’s press release dated March 17, 2020, regarding the notification from the NYSE American is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press Release of General Moly, Inc. dated March 17, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: March 17, 2020	By:	/s/ Amanda Corrion
Amanda Corrion
Principal Accounting Officer